UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2024

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 13, 2024, Spire Global, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Kpler Holding SA, a Belgian corporation (“Buyer”), pursuant to which the Company has agreed to sell its maritime business (the “Maritime Business”) to Buyer. Among other things, the Purchase Agreement contemplates that the Company will complete a pre-closing reorganization to segregate the Maritime Business into certain existing and to-be-formed entities, which will then be conveyed to the Buyer or its designated affiliates (collectively, the “Buyers”), subject to the terms and conditions set forth in the Purchase Agreement. The transactions contemplated by the Purchase Agreement are referred to below as the “Transactions.”

The Maritime Business includes, among other things, contracts with customers of the Company’s maritime AIS data tracking service (other than customers associated with the U.S. federal government), certain related supply agreements, personnel supporting the business, and the equity of exactEarth Ltd. It does not include any part of the Company’s satellite network or operations, which will be retained following the Transactions. The Purchase Agreement provides for the parties to enter into a data supply agreement pursuant to which Buyer will provide certain data to the Company’s affiliate following the closing.

The purchase price to be paid by Buyer to the Company at the closing of the Transactions is a cash payment based upon an enterprise value of $233.5 million, subject to customary adjustments.

The Purchase Agreement contains customary representations, warranties and covenants made by the parties. The Purchase Agreement also provides for indemnification with respect to the matters specified in the Purchase Agreement.

The closing of the Transactions is subject to the satisfaction or waiver of certain closing conditions set forth in the Purchase Agreement, including completion of the pre-closing reorganization and receipt of relevant regulatory approvals.

The Purchase Agreement may be terminated by either party under certain circumstances set forth in the Purchase Agreement, including if the Transactions are not consummated on or before November 13, 2025.

The Purchase Agreement provides that, at closing, the parties will enter into certain ancillary agreements, including a transition services agreement, under which the Company would provide certain transition services to Buyers for a period of time following the closing.

The foregoing summary of the Transactions and the terms and conditions of the Purchase Agreement is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On November 13, 2024, the Company issued a press release announcing the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

The Company announces material information to the public about the Company, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission (the “SEC”), press releases, public conference calls, webcasts, the investor relations section of its website (www.ir.spire.com), its

Twitter account (@SpireGlobal), and its LinkedIn page in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Item 8.01. Other Events.

As previously disclosed, the Company has not delivered the quarterly financial information as of and for the periods ended June 30, 2024 that is required to be provided to the lenders by October 31, 2024 in order for certain events of default related to the failure to deliver such quarterly financial information and the leverage ratio being greater than required as of June 30, 2024 to be waived (the “Specified Events of Default”) under the Company’s financing agreement, as amended (the “Financing Agreement”), with Blue Torch Finance LLC (“Blue Torch”), as administrative agent and collateral agent, and certain lenders.

On November 11, 2024, the Company and Blue Torch entered into a forbearance agreement (the “Forbearance Agreement”), pursuant to which each of the lenders party to the Financing Agreement agreed not to exercise their default-related rights and remedies with respect to the Specified Events of Defaults and the Company’s anticipated failure to file the financial statements for the fiscal quarter ended September 30, 2024 with the SEC by November 15, 2024 (together with the Specified Events of Default, the “Specified Defaults”), until the earliest to occur of (A) the occurrence of any other event of default other than the Specified Defaults, (B) the date on which Blue Torch delivers a notice terminating the forbearance period, which notice may be delivered at any time upon or after the occurrence of an additional event of default or any breach of the Forbearance Agreement or (C) 11:59 p.m. Eastern Time on December 24, 2024.

If the Forbearance Agreement expires or is terminated and the Company has not cured the Specified Defaults, Blue Torch would have the right to accelerate and declare all or any portion of the loans outstanding under the Financing Agreement to be due and payable. The Company intends to use the proceeds from the closing of the Transactions to repay all amounts owed under the Financing Agreement.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s anticipated financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Statements about the Transactions, including with respect to whether or when any of conditions to the Transactions will be satisfied, whether and when the Transactions may occur, the potential consequences of the Transactions, and the potential future relationships contemplated by the Purchase Agreement, are forward-looking statements.

The Company cautions you that the foregoing list may not contain all of the forward-looking statements made in this report. You should not rely upon forward-looking statements as predictions of future events. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, (1) risks related to the consummation of the Transactions, including the risks that (a) the proposed transaction may not be consummated within the anticipated time period, or at all, (b) required regulatory clearances and approvals may not be obtained, (c) other conditions to the consummation of the Transactions may not be satisfied, and (d) all or part of Buyer’s financing may not become available; (2) the effects that any termination of the Purchase Agreement may have on the Company or its business, including the risks that the Company stock price may decline significantly if the Transactions are not completed; (3) the effects that the announcement or pendency of the Transactions, or developments with respect thereto, may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers, data providers, and other suppliers) may be adversely affected, or (e) time and attention of Company personnel may be diverted from other important matters; (4) the effect of limitations that the Purchase Agreement places on the Company’s ability to operate its business during the pendency of the Transactions; (5) the nature, cost and outcome of any litigation and other legal proceedings; (6) the risk that the

Transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; (8) the Company’s future financial results and any further delay in the filing of required periodic reports, (9) the Company’s intent to use the proceeds from the closing of the Transactions to repay all amounts owed under the Financing Agreement, and (10) the other risk factors affecting the Company described under “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this report. The Company cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

Neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Moreover, the forward-looking statements made in this report relate only to expectations as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
2.1	Share Purchase Agreement, dated November 13, 2024, between Kpler Holding SA and Spire Global, Inc.
99.1	News release of Spire Global, Inc., dated November 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	November 13, 2024	By:	/s/ Peter Platzer
		Name: Title:	Peter Platzer Chief Executive Officer